                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
             First American Minnesota Municipal Income Fund II, Inc.
                           American Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2003

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 9:00 a.m., Central Time, on Tuesday, October 28, 2003, at 800 Nicollet Mall on the 3rd floor. The purposes of the meeting are as follow:

     1.   To elect directors.

          - Shareholders of American Income Fund are being asked to elect three individuals to Class III of the Board of Directors.

          - Shareholders of the other Funds are being asked to elect nine individuals to the Board of Directors. For each Fund, common shareholders and preferred shareholders, voting together as a single class, will elect seven directors and preferred shareholders, voting alone, will elect two directors.

     2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

     3.   To transact any other business properly brought before the meeting.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

     Shareholders of record as of the close of business on September 8, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.

September 16, 2003                                          James D. Alt
                                                            Secretary

                                 PROXY STATEMENT

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

               ANNUAL MEETING OF SHAREHOLDERS -- OCTOBER 28, 2003

     The enclosed proxy is solicited by the Board of Directors of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Tuesday, October 28, 2003, and any adjournments thereof.

     The investment adviser for the Funds is U.S. Bancorp Asset Management, Inc. (the "Adviser"). U.S. Bancorp Asset Management also acts as the administrator for First American Minnesota Municipal Income Fund II, Inc. and as a co-administrator for the other Funds along with U.S. Bancorp Fund Services, Inc. ("Fund Services"). The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The address of Fund Services is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

     The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately September 22, 2003. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

     In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy.

     For American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II (the "Municipal Bond Funds"), all returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote against the proposal. If a shareholder withholds authority to vote on a director, the shareholder will not be considered as present and entitled to vote on the election of that director. Similarly, if a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

     For American Income Fund, shares represented by proxies that withhold authority to vote or that reflect abstentions or broker non-votes are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect directors, but will have the same effect as a vote against the proposal to ratify the Fund's independent accountants.

     If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

     So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Only shareholders of record of each Fund on September 8, 2003 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

                           AMERICAN                                   FIRST AMERICAN
                       MUNICIPAL INCOME      MINNESOTA MUNICIPAL    MINNESOTA MUNICIPAL       AMERICAN INCOME
                           PORTFOLIO          INCOME PORTFOLIO        INCOME FUND II               FUND
                       ----------------      -------------------    -------------------       ---------------
Common Shares             5,756,267               4,146,743             1,472,506               9,454,221
Preferred Shares              1,740                   1,244                   520                    None

     Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of September 8, 2003, except as follows:

                                                                               NUMBER OF       PERCENTAGE
                                                                               SHARES OF      OWNERSHIP OF
FUND                          NAME AND ADDRESS OF BENEFICIAL OWNER           COMMON STOCK     COMMON STOCK
----                          ------------------------------------           ------------     ------------
American Income Fund          Karpus Management, Inc.
                              14 Toby Village Office Park
                              Pittsford, NY                                     488,412            5.17%

                              Sit Investment Associates, Inc. and
                              affiliated entities
                              4600 Wells Fargo Center
                              Minneapolis, MN                                   581,442            6.15%

     COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-677-FUND AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     AMERICAN INCOME FUND. The Restated and Amended Articles of Incorporation of American Income Fund provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Each year, the term of office of one class will expire. The term of office of the Class III directors expires at this year's annual meeting. (The terms of office of the Class I and Class II directors expire at the 2004 and 2005 annual meetings of shareholders, respectively.) Shareholders will be asked to elect Joseph D. Strauss, Virginia
L. Stringer and James M. Wade to serve as Class III directors for a three-year term to expire at the 2006 annual meeting of shareholders. It is intended that the enclosed proxy for American Income Fund will be voted for the election of Messrs. Strauss and Wade and Ms. Stringer as Class III directors of the Fund unless such authority has been withheld in the proxy.

     MUNICIPAL BOND FUNDS. The directors of the Municipal Bond Funds do not have staggered terms. Each director serves until the next annual meeting of shareholders. The shareholders of each Municipal Bond Fund will be asked to elect nine nominees to the Fund's Board of Directors. Each Municipal Bond Fund's preferred shareholders are entitled to elect two of the Fund's directors, and the remaining seven directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by each Municipal Bond Fund's preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. Benjamin R. Field III, Mickey P. Foret, Victoria J. Herget, Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade are to be elected by the preferred shareholders and the common shareholders of each Municipal Bond Fund, voting together. It is intended that the enclosed proxy will be voted for the election of each of these individuals as directors of the Municipal Bond Funds unless such authority has been withheld in the proxy.

     BIOGRAPHICAL INFORMATION. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 53 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is that of the Funds. Each nominee has served as a director since the last annual meeting of shareholders with the exception of Messrs. Field and Foret, and Ms. Herget. These three individuals were elected by the other directors to fill vacancies on the Board, effective September 16, 2003.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN  OTHER
                        POSITION                                                             FUND           DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION(S)   COMPLEX        SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY    HELD BY
NAME AND AGE            FUNDS       OF TIME SERVED                 5 YEARS                   DIRECTOR       DIRECTOR**
------------            --------    --------------------------     -----------------------   -----------    ----------
Benjamin R. Field III   Director    Mr. Field has served as a      Senior Financial          61             None
(Age 64)                            director of each of the        Advisor, Bemis Company,
                                    Funds since September 2003.    Inc. since 2002; prior
                                    As a Municipal Bond Fund       positions with Bemis
                                    director he serves for a       since 1963 include
                                    one-year term that expires     Senior Vice President
                                    at the next annual meeting     and Chief Financial
                                    of shareholders. As a Class    Officer & Treasurer
                                    I director of American         (1992-2002), Vice
                                    Income Fund his term will      President & Treasurer,
                                    expire at the 2004 annual      and various other
                                    meeting of shareholders.       finance positions.

Mickey P. Foret         Director    Mr. Foret has served as a      Consultant to Northwest   61             ADC
(Age 57)                            director of each of the        Airlines, Inc. since                     Telecommunications,
                                    Funds since September 2003.    2002; prior positions                    Inc.
                                    As a Municipal Bond Fund       with Northwest Airlines
                                    director he serves for a       include Executive Vice                   URS
                                    one-year term that expires     President & Chief                        Corporation
                                    at the next annual meeting     Financial Officer
                                    of shareholders. As a Class    (1998-2002), and                         Champion
                                    I director of American         Chairman & CEO, Cargo.                   Airlines,
                                    Income Fund his term will                                               Inc.
                                    expire at the 2004 annual
                                    meeting of shareholders.

Roger A. Gibson         Director    Mr. Gibson has served as a     Vice President - Cargo,   61             None
(Age 56)                            director of each of the        United Airlines, since
                                    Municipal Bond Funds since     July 2001; Vice
                                    August 1998. As a Municipal    President, North
                                    Bond Fund director he serves   America - Mountain
                                    for a one-year term that       Region for United
                                    expires at the next annual     Airlines (1995 - 2001).
                                    meeting of shareholders.
                                    Mr. Gibson has served as a
                                    Class I director of American
                                    Income Fund since October
                                    2000. His current term
                                    expires at the 2004 annual
                                    meeting of shareholders.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN  OTHER
                        POSITION                                                             FUND           DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION(S)   COMPLEX        SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY    HELD BY
NAME AND AGE            FUNDS       OF TIME SERVED                 5 YEARS                   DIRECTOR       DIRECTOR**
------------            --------    --------------------------     -----------------------   -----------    ----------
Victoria J. Herget      Director    Ms. Herget has served as a     Investment consultant     61             None
(Age 51)                            director of each of the        and not-for-profit
                                    Funds since September 2003.    board member since
                                    As a Municipal Bond Fund       2001; Managing Director
                                    director she serves for a      of Zurich Scudder
                                    one-year term that expires     Investments
                                    at the next annual meeting     (1993-2001); previous
                                    of shareholders. As a Class    positions with Zurich
                                    II director of American        Scudder and predecessor
                                    Income Fund her term will      firms include Equity
                                    expire at the 2005 annual      Portfolio Manager, Head
                                    meeting of shareholders.       of Institutional Sales
                                                                   and other related
                                                                   positions (1973-1993).

Leonard W. Kedrowski    Director    Mr. Kedrowski has served as    Owner, Executive and      61             None
(Age 61)                            a director of each of the      Management Consulting,
                                    Municipal Bond Funds since     Inc., a management
                                    August 1998. As a Municipal    consulting firm, since
                                    Bond Fund director he serves   1992; Chief Executive
                                    for a one-year term that       Officer, Creative
                                    expires at the next annual     Promotions
                                    meeting of shareholders.       International, LLC, a
                                    Mr. Kedrowski has served as    promotional award
                                    a Class II director of         programs and products
                                    American Income Fund since     company, since 1999;
                                    October 2000. His current      Board member, GC
                                    term expires at the 2005       McGuiggan Corporation
                                    annual meeting of              (dba Smyth Companies),
                                    shareholders.                  manufacturer of
                                                                   designer doors; acted
                                                                   as CEO of Graphics
                                                                   Unlimited from 1996 to
                                                                   1998.

Richard K. Riederer     Director    Mr. Riederer has served as a   Retired; President and    61             None
(age 58)                            director of each of the        Chief Executive
                                    Funds since August 2001.  As   Officer, Weirton Steel
                                    a Municipal Bond Fund          (1995 - 2001);
                                    director he serves for a       Director, Weirton Steel
                                    one-year term that expires     (1993 - 2001).
                                    at the next annual meeting
                                    of shareholders. As a
                                    Class II director of
                                    American Income Fund, his
                                    term will expire at the
                                    2005 annual meeting of
                                    shareholders.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN  OTHER
                        POSITION                                                             FUND           DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION(S)   COMPLEX        SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY    HELD BY
NAME AND AGE            FUNDS       OF TIME SERVED                 5 YEARS                   DIRECTOR       DIRECTOR**
------------            --------    --------------------------     -----------------------   -----------    ----------
Joseph D. Strauss       Director    Mr. Strauss has served as a    Owner and President,      61             None
(Age 62)                            director of each of the        Excensus(TM), LLC, a
                                    Municipal Bond Funds since     consulting firm, since
                                    August 1998. As a Municipal    2001; owner and
                                    Bond Fund director he serves   President, Strauss
                                    for a one-year term that       Management Company, a
                                    expires at the next annual     Minnesota holding
                                    meeting of shareholders.       company for various
                                    Mr. Strauss has served as a    organizational
                                    Class III director of          management business
                                    American Income Fund since     ventures, since 1993;
                                    October 2000. His current      owner, Chairman and
                                    term expires at the 2003       Chief Executive
                                    annual meeting of              Officer, Community
                                    shareholders. He has been      Resource Partnerships,
                                    nominated for a three year     Inc., a strategic
                                    term that will expire at the   planning, operations
                                    2006 annual meeting of         management, government
                                    shareholders.                  relations,
                                                                   transportation planning
                                                                   and public relations
                                                                   organization, since
                                                                   1993; attorney at law.

Virginia L. Stringer    Chair;      Ms. Stringer has served as a   Owner and President,      61             None
(Age 58)                Director    director of each of the        Strategic Management
                                    Municipal Bond Funds since     Resources, Inc., a
                                    August 1998. As a Municipal    management consulting
                                    Bond Fund director she         firm, since 1993;
                                    serves for a one-year term     Executive Consultant
                                    that expires at the next       for State Farm
                                    annual meeting of              Insurance Company since
                                    shareholders. She has          1997; formerly
                                    served as a Class III          President and director
                                    director of American Income    of The Inventure Group,
                                    Fund since October 2000.       a management consulting
                                    Her current term expires at    and training company,
                                    the 2003 annual meeting of     President of Scott's,
                                    shareholders. She has been     Inc., a transportation
                                    nominated for a three year     company, and Vice
                                    term that will expire at the   President of Human
                                    2006 annual meeting of         Resources of The
                                    shareholders.                  Pillsbury Company.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN  OTHER
                        POSITION                                                             FUND           DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION(S)   COMPLEX        SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY    HELD BY
NAME AND AGE            FUNDS       OF TIME SERVED                 5 YEARS                   DIRECTOR       DIRECTOR**
------------            --------    --------------------------     -----------------------   -------------  ----------
James M. Wade           Director    Mr. Wade has served as a       Owner and President,      61             None
(Age 58)                            director of each of the        Jim Wade Homes, a
                                    Funds since August 2001. As    homebuilding company,
                                    a Municipal Bond Fund          since 1999; Vice
                                    director he serves for a       President and Chief
                                    one-year term that expires     Financial Officer,
                                    at the next annual meeting     Johnson Controls, Inc.,
                                    of shareholders. As a Class    a controls
                                    III director of American       manufacturing company,
                                    Income Fund, his current       (January 1987-May 1991).
                                    term expires at the 2003
                                    annual meeting of
                                    shareholders. He has been
                                    nominated for a three year
                                    term that will expire at the
                                    2006 annual meeting of
                                    shareholders.

----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.
** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

     There were eight meetings of the Board of Directors during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2003 and six meetings of the Board of Directors during the fiscal year of American Income Fund ended October 31, 2002. During each such fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

     STANDING COMMITTEES. The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Nominating Committee.

     The purposes of the Audit Committee are (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality of the Funds' financial statements and the independent audit thereof; and (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of both the applicable New York Stock Exchange Rule and the applicable American Stock Exchange Rule and within the meaning of SEC Form N-CSR, Item 3(a)(2), and is not an "interested person" of the Funds within the meaning of the Investment Company Act of 1940 The Board of Directors of each Fund has designated Mr. Kedrowski and Mr. Riederer as the Audit Committee financial experts. A copy of the Audit Committee's current charter is attached as Appendix A to the Proxy Statement. The Audit Committee met nine times during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2003 and seven times during the fiscal year of American Income Fund ended October 31, 2002.

     The Nominating Committee of each Fund's Board of Directors is responsible for recommending to the Board (i) nominees for election as directors, (ii) a successor to the Chair when a vacancy occurs, and (iii) compensation plans and arrangements for the directors, and for reviewing with the Chair the Chair's recommended Committee assignments. Current members of the Nominating Committee are Messrs. Gibson and Wade, Ms. Stringer (ex officio), and Mr. Riederer, who serves as its chairperson. The Nominating Committee met once during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended
January 31, 2003 and two times during the fiscal year of American Income Fund ended October 31, 2002. The nominating committee does not consider nominees recommended by shareholders.

     The Pricing Committee of each Fund's Board of Directors is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Kedrowski and Ms. Stringer (ex officio), and Mr. Strauss, who serves as its chairperson. The Pricing Committee met six times during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2003 and five times during the fiscal year of American Income Fund ended October 31, 2002.

     DIRECTOR COMPENSATION. No compensation is paid by the Funds to any director who is an officer or employee of the Adviser or any of its affiliates. Each director, other than the Chair, currently receives from the Fund Complex a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the full Board of Directors attended and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair). Directors are also reimbursed for their travel expenses to attend meetings. In the event of telephonic Board meetings, each participating director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the Committee chair). In addition, directors may receive a per diem fee of $2,500 per day, plus travel expenses, when directors travel out of town on Fund business. However, directors do not receive the $2,500 per diem amount plus the foregoing Board or Committee fee for an out-of-town Committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. The amounts specified in this paragraph are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the twelve months ended December 31, 2002.* Messrs. Field and Foret and Ms. Herget were not directors of the Funds during these periods.

                                                 AGGREGATE          AGGREGATE
                             AGGREGATE          COMPENSATION    COMPENSATION FROM      AGGREGATE
                         COMPENSATION FROM     FROM MINNESOTA     FIRST AMERICAN      COMPENSATION    TOTAL COMPENSATION FROM
NAME OF                  AMERICAN MUNICIPAL   MUNICIPAL INCOME  MINNESOTA MUNICIPAL   FROM AMERICAN    FUND COMPLEX PAID TO
DIRECTOR                INCOME PORTFOLIO (1)    PORTFOLIO (2)    INCOME FUND II (3)  INCOME FUND (4)     DIRECTORS (5)(6)
--------                --------------------  ----------------  -------------------  ---------------  -----------------------
Roger A. Gibson               $   978              $   703            $  5                $ 111             $  121,250

Leonard W. Kedrowski          $ 1,728              $ 1,242            $ 12                $ 192             $  184,375

Richard K. Riederer           $ 1,002              $   720            $  2                $ 126             $  155,000

Joseph D. Strauss             $   739              $   531            $  1                $  94             $  118,750

Virginia L. Stringer          $ 1,316              $   946            $  2                $ 174             $  205,000

James M. Wade                 $   717              $   515            $  1                $  89             $  110,000

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $577, Leonard W. Kedrowski, $1,728.
(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $415, Leonard W. Kedrowski, $1,242.
(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $4, Leonard W. Kedrowski, $12.
(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $62, Leonard W. Kedrowski, $192.
(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $60,625, Leonard W. Kedrowski, $184,375.
(6) As of December 31, 2002, the Fund Complex consisted of four open-end and 10 closed-end investment companies, totaling 71 funds, managed by the Adviser, including the Funds.

     DIRECTOR SHAREHOLDINGS. The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election
(i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                                         DOLLAR RANGE OF EQUITY                 AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF DIRECTOR                         SECURITIES IN THE FUNDS                SECURITIES IN THE FUND COMPLEX*
----------------                         -----------------------                --------------------------------
Benjamin R. Field III                    None                                   None

Mickey P. Foret                          None                                   None

Roger A. Gibson                          None                                   $10,001-$50,000

Victoria J. Herget                       None                                   None

Leonard W. Kedrowski                     None                                   Over $100,000

Richard K. Riederer                      None                                   $50,001-$100,000

Joseph D. Strauss                        None                                   Over $100,000

Virginia L. Stringer                     None                                   Over $100,000

James M. Wade                            None                                   Over $100,000

----------
The dollar range disclosed is based on the value of the securities as of October 1, 2002 (July 2003 for Messrs. Field and Foret and Ms. Herget.)

     To the knowledge of the Funds, as of September 8, 2003, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Fund.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Municipal Bond Fund, (i) the vote of a majority of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a majority of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. For American Income Fund, the vote of a plurality of the shares voted at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

     Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Adviser or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other non-audit and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

     The Audit Committee recommends to the Funds' Board of Directors the appointment of each Fund's independent accountants. Management is responsible for the Funds' internal controls and the financial reporting process. The Funds' independent accountants are responsible for performing an independent audit of the Funds' financial statements in accordance with generally accepted auditing standards and to issue a report on the Funds' financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the Securities and Exchange Commission.

                                Members of the Audit Committee

                                Leonard W. Kedrowski, Chair
                                Roger A. Gibson
                                Richard K. Riederer
                                Virginia L. Stringer

FEES PAID TO ERNST & YOUNG

     AUDIT FEES. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its most recently completed fiscal year were as follows:

FUND                                                                  AUDIT FEES
----                                                                  ----------
American Municipal Income Portfolio                                   $ 18,566
Minnesota Municipal Income Portfolio                                  $  1,918
First American Minnesota Municipal Income Fund II                     $  1,237
American Income Fund                                                  $  7,463

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not provide any financial information systems design and implementation services to the Funds during their most recently ended fiscal years.

     ALL OTHER FEES. Ernst & Young's fees for tax-related services and audit-related services during each Fund's most recently completed fiscal year were as follows:

FUND                                                      TAX-RELATED SERVICES        AUDIT-RELATED SERVICES
----                                                      --------------------        ----------------------
American Municipal Income Portfolio                       $  5,455                    $  5,626
Minnesota Municipal Income Portfolio                      $    417                    $    581
First American Minnesota Municipal Income Fund II         $    269                    $    375
American Income Fund                                      $  2,548                    $  2,261

     Audit-related services principally include services related to Rule 17f-2 security counts and rating agency agreed-upon procedures. Fees for tax-related services include tax compliance, tax advice and tax planning. In addition, Ernst & Young billed the Adviser $3,500 during the fiscal year ended January 31, 2003 of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II and $3,500 during the fiscal year ended October 31, 2002 of American Income Fund.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountants.

                              OFFICERS OF THE FUNDS

     Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds. Unless otherwise indicated, the address of each of the officers is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

                    POSITION HELD      TERM OF OFFICE* AND
NAME AND AGE        WITH THE FUNDS     LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------        --------------     ---------------------     ----------------------------------------------
Thomas S.           President          Since February 2001       Chief Executive Officer of the Adviser since
Schreier, Jr.                                                    May 2001; prior thereto, Chief Executive
(Age 40)                                                         Officer of First American Asset Management
                                                                 since December 2000 and of Firstar Investment
                                                                 & Research Management Company ("FIRMCO")
                                                                 since February 2001; Senior Managing Director
                                                                 and Head of Equity Research of U.S. Bancorp
                                                                 Piper Jaffray from October 1998 through
                                                                 December 2000; Senior Airline Analyst and
                                                                 Director of Equity Research of Credit Suisse
                                                                 First Boston from 1996 to 1998.

Mark S. Jordahl     Vice President --  Since September 2001      Chief Investment Officer of the Adviser since
(Age 42)            Investments                                  September 2001; prior thereto, President and
                                                                 Chief Investment Officer, ING Investment
                                                                 Management - Americas, September 2000 to June
                                                                 2001, Senior Vice President and Chief
                                                                 Investment Officer, ReliaStar Financial Corp,
                                                                 January 1998 to September 2000, Executive
                                                                 Vice President and Managing Director,
                                                                 Washington Square Advisers, January 1996 to
                                                                 December 1997.


Jeffery M. Wilson   Vice President --  Since March 2000          Senior Vice President of the Adviser since May
(Age 46)            Administration                               2001; prior thereto, Senior Vice President of
                                                                 First American Asset Management.

                    POSITION HELD      TERM OF OFFICE* AND
NAME AND AGE        WITH THE FUNDS     LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------        --------------     ---------------------     ----------------------------------------------
Robert H. Nelson    Treasurer          Since 1995                Senior Vice President of the Adviser since
(Age 39)                                                         May 2001; prior thereto, Senior Vice
                                                                 President of First American Asset Management
                                                                 since 1998 and of FIRMCO since February 2001;
                                                                 Senior Vice President of Piper Capital
                                                                 Management Inc. from 1994 to 1998.

James D. Alt        Secretary          Since June 2002;          Partner, Dorsey & Whitney LLP, a Minneapolis
(Age 51)                               Assistant Secretary       based law firm
50 South Sixth                         of the Funds from
Street, Suite                          September 1998 to
1500                                   June 2002.
Minneapolis, MN
55402

Richard J. Ertel    Assistant          Since June 2003           Disclosure Counsel, U.S. Bancorp Asset
(Age 36)            Secretary                                    Management, Inc. since May 2003; Associate
                                                                 Counsel, Hartford Life and Accident Insurance
                                                                 Company from April 2001 through May 2003;
                                                                 from January 1997 through March 2001,
                                                                 Attorney and Law Clerk, Fortis Financial
                                                                 Group.

Kathleen L.         Assistant          Since September 1998      Partner, Dorsey & Whitney LLP, a Minneapolis
Prudhomme           Secretary                                    based law firm
(Age 50)
50 South Sixth
Street, Suite
1500
Minneapolis, MN
55402

Michael J. Radmer   Assistant          Since March 2000;         Partner, Dorsey & Whitney LLP, a Minneapolis
(Age 58)            Secretary          Secretary of the          based law firm
50 South Sixth                         Funds from September
Street, Suite                          1998 to March 2000
1500
Minneapolis, MN
55402

----------
* Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Fund records and other information, the Funds believe that all Securities and Exchange Commission filing requirements applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

                              SHAREHOLDER PROPOSALS

     Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, no later than May 19, 2004. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than August 18, 2004.

Dated: September 16, 2003

                                                     James D. Alt
                                                     Secretary

                                                                      APPENDIX A

                              FIRST AMERICAN FUNDS
                                 AUDIT COMMITTEE
                                     CHARTER
                             As amended June 4, 2003

PRELIMINARY NOTE: This Charter reflects rules amendments adopted by the Securities and Exchange Commission (SEC) through January 2003. It does not yet reflect listing standards amendments which will be adopted by the New York Stock Exchange and the American Stock Exchange in order to conform their listing standards to the requirements of Section 301 of the Sarbanes-Oxley Act of 2002 and SEC rules thereunder.

1. The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors(1) who are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate(2), at least one member shall have accounting or related financial management expertise(3), and at least one member shall be an "audit committee financial expert" as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.    The purposes of the Audit Committee are:

      (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality of the Funds' financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent auditor's responsibility is to plan and carry out a proper audit of the financial statements.

----------
(1) A director shall be deemed "independent" for this purpose only if he or she is independent within the meaning of both the applicable New York Stock Exchange Rule and the applicable American Stock Exchange Rule and within the meaning of SEC Form N-CSR, Item 3(a)(2). The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is "independent" within the meaning of these rules.
(2) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term "financially literate" in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
(3) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

      The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

      (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures, and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds' financial statements; and (v) to review the results of internal audits of areas that impact the Funds;

      (c) to prepare and deliver the audit committee reports required to be included in the closed-end funds' proxy statements;

      (d) to receive and consider any communications which the Funds' principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds' filings on SEC Form N-CSR;

      (e) to receive and consider the communications which the Funds' independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a);

      (f) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

      (g) to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

      (h) to consider pre-approving any accounting firm's engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii), to the Funds' investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm's services have a direct impact on the Funds' operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B);

      (i) to review the fees charged to the Funds by the auditors for audit and non-audit services;

      (j) to investigate improprieties or suspected improprieties in Fund operations;

      (k) to review procedures to safeguard portfolio securities;

      (l) to review the Funds' back-up procedures and disaster recovery plans (except those pertaining to primary pricing services system); and

      (m) to report its activities to the full Board on a regular basis and to make such recommendation with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require.

5.    The Committee shall regularly meet with the Treasurer of the Funds.

6. The Committee also shall act as the Funds' "qualified legal compliance committee," as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

      (a) adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR
           Part 205;

      (b)  have the authority and responsibility:

           (i) to inform the Funds' chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

           (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds' Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds' chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

           (iii) at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds' chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

      (c) have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

8. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS


TIME:
Tuesday, October 28, 2003
at 9:00 a.m.

PLACE:
800 Nicollet Mall
3rd Floor
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.


                                               Book 1
                                               Cusip Numbers:


                                               027649-10-2    027649-20-1
                                               604062-10-9    027649-30-0
                                               604062-20-8    604062-30-7
                                               02672T-10-9    31849P-10-4
                                               31849P-20-3


                                               USBAM1-PS-03

                              DETACH HERE

                      AMERICAN INCOME FUND, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

AMERICAN INCOME FUND, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE
                                       OR
Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/mrf                    1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/X/  Please mark
     votes as in
     this example

1. To elect all nominees listed below (except as marked to the contrary below).


   (01) Joseph D. Strauss, (02) Virginial L. Stringer, and
   (03) James M. Wade


      FOR                                            VOTE
      ALL        / /                    / /        WITHHELD
   NOMINEES                                        FROM ALL
                                                   NOMINEES


FOR ALL         / /
NOMINEES           _____________________________________
EXCEPT          (INSTRUCTION:  To withhold authority to vote
                for any individual nominees, write that
                nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                           AMERICAN INCOME FUND, INC.

--------------------------------------------------------------------------------


2.  To ratify the selection
    of Ernst & Young LLP as      FOR       AGAINST    ABSTAIN
    independent public           / /         / /        / /
    accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment       / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                           Co-owner
sign here:              Date:         sign here:              Date:
          -------------      --------           -------------      --------

                                   DETACH HERE

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE
                                       OR
Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/mxa                    1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/X/  Please mark
     votes as in
     this example

1. To elect all nominees listed below (except as marked to the contrary below).

   (01) Benjamin R. Field, (02) Mickey P. Foret,
   (03) Victoria J. Herget, (04) Richard K. Riederer,
   (05) Joseph D. Strauss, (06) Virginial L. Stringer, and
   (07) James M. Wade


      FOR                                            VOTE
      ALL        / /                    / /        WITHHELD
   NOMINEES                                        FROM ALL
                                                   NOMINEES


FOR ALL         / /
NOMINEES           _____________________________________
EXCEPT          (INSTRUCTION:  To withhold authority to vote
                for any individual nominees, write that
                nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

--------------------------------------------------------------------------------
                                  COMMON STOCK


2.  To ratify the selection
    of Ernst & Young LLP as      FOR       AGAINST    ABSTAIN
    independent public           / /         / /        / /
    accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment       / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                           Co-owner
sign here:              Date:         sign here:              Date:
          -------------      --------           -------------      --------

                                     [FRONT]

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

                                     [BACK]

/X/   Please mark
      votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

   (01) Benjamin R. Field, (02) Mickey P. Foret, (03) Roger
   A. Gibson, (04) Victoria J. Herget, (05) Leonard W.
   Kedrowski, (06) Richard K. Riederer, (07) Joseph D.
   Strauss, (08) Virginial L. Stringer, and (09) James M.
   Wade


      FOR                                            VOTE
      ALL        / /                    / /        WITHHELD
   NOMINEES                                        FROM ALL
                                                   NOMINEES

FOR ALL         / /
NOMINEES           _____________________________________
EXCEPT          (INSTRUCTION:  To withhold authority to vote
                for any individual nominees, write that
                nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

--------------------------------------------------------------------------------

                                 PREFERRED STOCK


2.  To ratify the selection
    of Ernst & Young LLP as      FOR       AGAINST    ABSTAIN
    independent public           / /         / /        / /
    accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment       / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                           Co-owner
sign here:              Date:         sign here:              Date:
          ------------       --------           -------------      --------

                                   DETACH HERE

             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

FIRST AMERICAN MINNESOTA
MUNICIPAL INCOME FUND II, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE
                                       OR
Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/mxn                    1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/X/   Please mark
      votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).


   (01) Benjamin R. Field, (02) Mickey P. Foret,
   (03) Victoria J. Herget, (04) Richard K. Riederer,
   (05) Joseph D. Strauss, (06) Virginial L. Stringer, and
   (07) James M. Wade


      FOR                                            VOTE
      ALL        / /                    / /        WITHHELD
   NOMINEES                                        FROM ALL
                                                   NOMINEES


FOR ALL         / /
NOMINEES           _____________________________________
EXCEPT          (INSTRUCTION:  To withhold authority to vote
                for any individual nominees, write that
                nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                            FIRST AMERICAN MINNESOTA
                         MUNICIPAL INCOME FUND II, INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK


2.  To ratify the selection
    of Ernst & Young LLP as      FOR       AGAINST    ABSTAIN
    independent public           / /         / /        / /
    accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment       / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                           Co-owner
sign here:              Date:         sign here:              Date:
          -------------      --------           -------------      --------

                                     [FRONT]

             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

                                     [BACK]

/X/   Please mark
      votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).


   (01) Benjamin R. Field, (02) Mickey P. Foret, (03) Roger
   A. Gibson, (04) Victoria J. Herget, (05) Leonard W.
   Kedrowski, (06) Richard K. Riederer, (07) Joseph D.
   Strauss, (08) Virginial L. Stringer, and (09) James M.
   Wade


      FOR                                            VOTE
      ALL        / /                    / /        WITHHELD
   NOMINEES                                        FROM ALL
                                                   NOMINEES


FOR ALL         / /
NOMINEES           _____________________________________
EXCEPT          (INSTRUCTION:  To withhold authority to vote
                for any individual nominees, write that
                nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                            FIRST AMERICAN MINNESOTA
                         MUNICIPAL INCOME FUND II, INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK


2.  To ratify the selection
    of Ernst & Young LLP as      FOR       AGAINST    ABSTAIN
    independent public           / /         / /        / /
    accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment       / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                            Co-owner
sign here:              Date:          sign here:              Date:
          -------------      --------            -------------      --------

                                   DETACH HERE

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE
                                       OR
Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/xaa                    1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/X/   Please mark
      votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

   (01) Benjamin R. Field, (02) Mickey P. Foret,
   (03) Victoria J. Herget, (04) Richard K. Riederer,
   (05) Joseph D. Strauss, (06) Virginial L. Stringer, and
   (07) James M. Wade

      FOR                                            VOTE
      ALL        / /                    / /        WITHHELD
   NOMINEES                                        FROM ALL
                                                   NOMINEES


FOR ALL         / /
NOMINEES           _____________________________________
EXCEPT          (INSTRUCTION:  To withhold authority to vote
                for any individual nominees, write that
                nominee's name in the space provided above.)


--------------------------------------------------------------------------------

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK


2.  To ratify the selection
    of Ernst & Young LLP as      FOR       AGAINST    ABSTAIN
    independent public           / /         / /        / /
    accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment       / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                           Co-owner
sign here:              Date:         sign here:              Date:
          -------------      --------           -------------      --------

                                     [FRONT]

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

                                     [BACK]

/X/   Please mark
      votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

   (01) Benjamin R. Field, (02) Mickey P. Foret, (03) Roger
   A. Gibson, (04) Victoria J. Herget, (05) Leonard W.
   Kedrowski, (06) Richard K. Riederer, (07) Joseph D.
   Strauss, (08) Virginial L. Stringer, and (09) James M.
   Wade


      FOR                                            VOTE
      ALL        / /                    / /        WITHHELD
   NOMINEES                                        FROM ALL
                                                   NOMINEES
                                                   NOMINEES


FOR ALL         / /
NOMINEES           _____________________________________
EXCEPT          (INSTRUCTION:  To withhold authority to vote
                for any individual nominees, write that
                nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK


2.  To ratify the selection
    of Ernst & Young LLP as      FOR       AGAINST    ABSTAIN
    independent public           / /         / /        / /
    accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment       / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                           Co-owner
sign here:              Date:         sign here:              Date:
          -------------      --------           -------------      --------

                                        2